UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2014

TIME WARNER CABLE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33335	84-1496755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Columbus Circle New York, New York	10023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 364-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Consent

On April 25, 2014, Time Warner Cable Inc. (“TWC”) entered into a consent (the “Consent”) with Comcast Corporation (“Comcast”) in respect of the Agreement and Plan of Merger dated as of February 12, 2014, by and among TWC, Comcast and Tango Acquisition Sub, Inc. (the “Merger Agreement”). Pursuant to the terms and conditions of the Consent, TWC consented to the entry by Comcast into a binding definitive agreement dated as of April 25, 2014 with Charter Communications, Inc. (“Charter”), which contemplates three transactions after the closing under the Merger Agreement: (1) a contribution and spin-off transaction, (2) an asset exchange and (3) a sale of assets. The foregoing description of the Consent does not purport to be complete, and is qualified in its entirety by reference to the full text of the Consent, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Charter Withdrawal

On April 25, 2014, Charter irrevocably withdrew its notice of intent to nominate individuals for election to the board of directors of TWC and submit other business proposals, in each case at the 2014 annual meeting of stockholders of TWC, which was delivered by Charter to TWC on February 11, 2014.

FORWARD LOOKING STATEMENTS AND DISCLAIMERS

This document includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and Time Warner Cable intends that all such statements be covered by the safe harbor provisions of the federal securities laws. Statements herein regarding future financial and operating results and any other statements about future expectations, including any statements related to the proposed acquisition of Time Warner Cable by Comcast Corporation (“Comcast”), constitute “forward-looking statements.” These forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. These statements are based on management’s current expectations or beliefs and may involve estimates and assumptions that are subject to risks, uncertainties, changes in circumstances and other factors. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Time Warner Cable, including the proposed acquisition by Comcast. Additional information concerning these and other factors can be found in Time Warner Cable’s and Comcast’s respective filings with the Securities and Exchange Commission (the “SEC”), including Time Warner Cable’s and Comcast’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Time Warner Cable and Comcast assume no obligation to, and expressly disclaim any such obligation to, update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

ADDITIONAL INFORMATION

In connection with the proposed transaction between Comcast and Time Warner Cable, on March 20, 2014, Comcast filed with the SEC, a registration statement on Form S-4 that includes a preliminary joint proxy statement of Comcast and Time Warner Cable that also constitutes a preliminary prospectus of Comcast. The registration statement has not yet become effective. After the registration statement is declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to shareholders of Comcast and Time Warner Cable. INVESTORS AND SECURITY HOLDERS OF COMCAST AND TIME WARNER CABLE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Comcast or Time Warner Cable through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Comcast are available free of charge on Comcast’s website at http://cmcsa.com or by contacting Comcast’s Investor Relations Department at 866-281-2100. Copies of the documents filed with the SEC by Time Warner Cable will be available free of charge on Time Warner Cable’s website at http://ir.timewarnercable.com or by contacting Time Warner Cable’s Investor Relations Department at 877-446-3689.

CERTAIN INFORMATION REGARDING PARTICIPANTS

Comcast, Time Warner Cable, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed Time Warner Cable/Comcast transaction and, with respect to Time Warner Cable and certain of its affiliates, in the solicitation of proxies in connection with Time Warner Cable’s 2014 annual meeting of stockholders. Information about the directors and executive officers of Time Warner Cable is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 18, 2014, and its preliminary proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 8, 2014. Information about the directors and executive officers of Comcast is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 12, 2014, and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 11, 2014. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary joint proxy statement/prospectus filed with the SEC and Time Warner Cable’s preliminary proxy statement and will be contained in the definitive joint proxy statement/prospectus, definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
99.1	Consent dated as of April 25, 2014 between Comcast Corporation and Time Warner Cable Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.

BY:	/s/ Marc Lawrence-Apfelbaum
Name: Marc Lawrence-Apfelbaum Title: Executive Vice President, General Counsel and Secretary

Date: April 28, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Consent dated as of April 25, 2014 between Comcast Corporation and Time Warner Cable Inc.